UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 19, 2007

SOUTHERN MISSOURI BANCORP, INC. (Exact name of Registrant as specified in its Charter)
Missouri (State or other jurisdiction of incorporation)	000-23406 (Commission File No.)	43-1665523 (IRS Employer Identification Number)

531 Vine Street, Poplar Bluff, Missouri (Address of principal executive offices)		63901 (Zip Code)

Registrant's telephone number, including area code:	(573) 778-1800

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

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ITEM 2.02 Results of Operations and Financial Condition

             On April 19, 2007, Southern Missouri Bancorp, Inc. (the "Company"), the parent corporation of Southern Missouri Bank and Trust Co., issued a press release announcing its results for the third quarter of fiscal 2007. A copy of the press release, including unaudited condensed financial information released as a part thereof, is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99 - Press release, dated April 19, 2007

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: April 23, 2007	By: /s/ Greg A. Steffens Greg A. Steffens President

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EXHIBIT INDEX

Exhibit No.	Description
99	Press release dated April 19, 2007

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